UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  December 1, 2006
(Date of earlier event reported)

Inland Retail Real Estate Trust, Inc.
(Exact name of registrant as specified in the charter)

Maryland	333-85666	36-4246655
(State or other jurisdiction	(Commission File Number)	(IRS Employer I.D. No.)
of incorporation)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-22(b)

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c)

Section 8 — Other Events

Item 8.01                Other Events.

Attached to this Form 8-K as Exhibit No. 99.1 is a copy of the cover letter attached to the financial report for the third quarter of 2006 on Form 10-Q for Inland Retail Real Estate Trust, Inc. (the “Company”) sent by the Company on or about November 30, 2006, to its shareholders, which cover letter is incorporated into this filing in its entirety.

Attached to this Form 8-K as Exhibit 99.2 is a copy of a letter to shareholders of the Company to be sent by the Company on or about December 7, 2006, which letter is incorporated into this filing in its entirety, in connection with the Company’s December 7, 2006 shareholder distribution.

Attached to this Form 8-K as Exhibit No. 99.3 is a copy of an email distribution to be provided to the Inland Securities Corporation sales network and broker/dealer firms by the Company in connection with the December 7 shareholder distribution letter described above, which email distribution is incorporated into this filing in its entirety.

This Form 8-K filing contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect our management’s current views with respect to future events and financial performance. The words “believes”, “expects”, “anticipates”, “estimates”, and similar words or expressions are generally intended to identify forward-looking statements.  Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to, changes in general economic conditions, adverse changes in real estate markets as well as other risks and uncertainties included from time to time in the Company’s filings with the Securities and Exchange Commission.

This filing does not constitute an offer of any securities for sale.  In connection with the proposed transaction, Developers Diversified Realty Corporation (“DDR”) and the Company expect to file a proxy statement/prospectus as part of a Registration Statement regarding the proposed merger with the SEC. Investors and security holders are urged to read the proxy statement/prospectus because it will contain important information about DDR and the Company and the proposed merger. Investors and security holders may obtain a free copy of the definitive proxy statement/prospectus and other documents filed by DDR and the Company with the SEC at the SEC’s website at www.sec.gov. The definitive proxy statement/prospectus and other relevant documents may also be obtained free of charge from DDR and the Company by directing such request to: Developers Diversified Realty Corporation, Attention: Investor Relations, 3300 Enterprise Parkway, Beachwood, Ohio 44122 or Inland Retail Real Estate Trust, Inc., Attention: Investor Relations, 2901 Butterfield Road, Oak Brook, Illinois 60523. Investors and security holders are urged to read the proxy statement, prospectus and other relevant material when they become available before making any voting or investment decisions with respect to the merger.

DDR and the Company and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the merger. Information about DDR and its directors and executive officers, and their ownership of DDR’s securities, is set forth in the proxy statement for the 2006 Annual Meeting of Stockholders of DDR, which was filed with the SEC on April 3, 2006. Information about the Company and its directors and executive officers, and their ownership of the Company’s securities, is set forth in the proxy statement for the 2006 Annual Meeting of Stockholders of the Company, which was filed with the SEC on October 14, 2006. Additional information regarding the interests of those persons may be obtained by reading the proxy statement/prospectus when it becomes available.

Section 9.01 - Financial Exhibits and Exhibits

Item 9.01(d)           Exhibits.

Exhibit
Number	Description

99.1	Cover letter for Third Quarter Financial Report of Inland Retail Real
Estate Trust, Inc.
99.2	Letter to Shareholders of Inland Retail Real Estate Trust, Inc.
99.3	Informational E-Mail Broadcast to the Inland Securities Corporation Sales
Network and Broker/Dealer Firms

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND RETAIL REAL ESTATE TRUST, INC.

By:	/s/ Barry L. Lazarus
Name:	Barry L. Lazarus
Title:	President and Chief Operating Officer
Date:	December 4, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Cover letter for Third Quarter Financial Report of Inland Retail Real Estate Trust, Inc.

99.2	Letter to Shareholders of Inland Retail Real Estate Trust, Inc.

99.3	Informational E-Mail Broadcast to the Inland Securities Corporation Sales
Network and Broker/Dealer Firms